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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) JANUARY 19, 2001
                                                 ------------------------------



                               E*TRADE GROUP, INC.
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               (Exact name of registrant as specified in charter)


   DELAWARE                         1-11921              94-2844166
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(State or other jurisdiction       (Commission          (IRS Employer
    of incorporation)              File Number)       Identification No.)


4500 BOHANNON DRIVE, MENLO PARK, CALIFORNIA                              94025
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:              (650) 331-6000
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)




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ITEM 4.   CHANGES IN REGISTRANT'S INDEPENDENT ACCOUNTANTS


     On January 16, 2001, E*TRADE Group, Inc. (the "Company") formally engaged Deloitte & Touche to replace Arthur Andersen as the auditors of E*TRADE Financial Corporation, a wholly-owned subsidiary of the Company ("ETFC").

     Arthur Andersen's reports with respect to ETFC's financial statements for the fiscal years ended September 30, 1999 and 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of ETFC's financial statements for each of the two fiscal years ended September 30, 1999 and 2000, and in the interim periods subsequent to September 30, 2000 preceding the replacement of Arthur Andersen as ETFC's auditors, there were no "disagreements", as that term is defined in Item 304 of Regulation S-K, with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen would have caused Arthur Andersen to make reference to the matter in their report.

     In connection with the audits of ETFC's financial statements for each of the two fiscal years ended September 30, 1999 and 2000, and in the interim periods subsequent to September 30, 2000 preceding the replacement of Arthur Anderson as ETFC's auditors, there were no "reportable events", as that term is defined in Item 304 of Regulation S-K.

     The Company has authorized Arthur Andersen to respond fully to the inquiries of Deloitte & Touche as the successor independent accountants.

     The Company has requested that Arthur Andersen furnish the Company with a copy of the letter addressed to the Commission stating whether or not it agrees with the above statements.

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ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS.

     None.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 19, 2001

                                        E*TRADE Group, Inc.


                                        By:    /s/ Leonard C. Purkis
                                           ---------------------------------
                                           Leonard C. Purkis, Chief Financial
                                           Officer (principal financial and
                                           accounting officer)